                                                                    EXHIBIT 10.9




                                 EGROUPS, INC.

                             1998 STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT

<<Optionee>>
<<Address>>

        You have been granted an option to purchase Common Stock ("Common Stock") of eGroups, Inc. (the "Company") as follows:

        Board Approval Date:               <<Board_Approval_Date>>

        Date of Grant (Later of Board      <<Date_of_Grant>>
               Approval Date or
               Commencement of
               Employment/Consulting):

        Vesting Commencement Date:         <<Vesting_Commencement_Date>>

        Exercise Price Per Share:          $<<Exercise_Price_Per_Share>>

        Total Number of Shares Granted:    <<No_of_Shares>>

        Total Exercise Price:              $<<Total_Exercise_Price>>

        Type of Option:                      <<ISO>>  Incentive Stock Option
                                            --------  ("ISO")
                                             <<NSO>>  Nonstatutory Stock Option
                                            --------  ("NSO")

        Term/Expiration Date:              <<Term_Date>>

        Vesting Schedule:                  This Option may be exercised
                                           immediately, in whole or in part and
                                           shall vest in accordance with the
                                           following schedule: 25% of the Shares
                                           subject to the Option shall vest on
                                           the twelve (12) month anniversary of
                                           the Vesting Commencement Date and
                                           1/48 of the total number of Shares
                                           subject to the Option shall vest on
                                           the <<Monthly_Vest_Date>>day of each
                                           month thereafter.

        Termination                        Period: This Option may be exercised
                                           for 45 days after termination of
                                           employment or consulting relationship
                                           except as set out in Sections 6 and 7
                                           of the Stock Option Agreement (but in
                                           no event later than the Expiration
                                           Date).


        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1998 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.



<<OPTIONEE>>                              EGROUPS, INC.:


                                          By:
------------------------------               ----------------------------------
Signature                                    Marjorie Sennett, Chief Financial
                                             Officer

------------------------------
Print Name



                                      -2-